UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 26, 2003

FBL Financial Group, Inc.

(Exact name of registrant as specified in its charter)

Iowa	1-11917	42-1411715

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5400 University Avenue, West Des Moines, Iowa	50266

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (515) 225-5400

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

Exhibit 99.1 News release dated February 26, 2003

Exhibit 99.2 Investor Conference materials

Item 9. Regulation FD Disclosure.

On February 26, 2003, FBL Financial Group, Inc. is holding an investor conference in New York, New York, during which FBL senior executives and operating managers will discuss FBL’s strategy and future direction.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FBL Financial Group, Inc.
(Registrant)

Date February 26, 2003

/s/ James W. Noyce
James W. Noyce Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	News release of the registrant dated February 26, 2003

Exhibit 99.2	Investor conference materials